Basis of presentation and basis of consolidation	12 Months Ended
Dec. 31, 2020
Disclosure Of Basis Of Presentation And Basis Of Consolidation [Abstract]
Basis of presentation and basis of consolidation

3.    Basis of presentation and basis of consolidation

3.1 Basis of presentation

These consolidated financial statements have been issued in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board and interpretations issued by the International Financial Reporting Interpretations Committee (collectively “IFRS”).

The consolidated financial statements have been authorized for issuance on April 30, 2021.

All accounting policies and measurement bases with effect on the consolidated financial statements were applied in their preparation.

The consolidated financial statements were prepared on a historical cost basis, with the exceptions disclosed in the notes to the consolidated financial statements, where applicable, and in those situations where IFRS requires that financial assets and financial liabilities are valued at fair value.

The accompanying consolidated financial statements for the year ended December 31, 2020 have been prepared on a going concern basis, which contemplates the realization of assets and settlement of liabilities in the normal course of business. In connection with the preparation of our consolidated financial statements, we conducted an evaluation as to whether there were conditions and events, considered in the aggregate, which raised substantial doubt as to the entity’s ability to continue as a going concern within one year after the date of the issuance of our consolidated financial statements. As of December 31, 2020, as reflected in our consolidated financial statements, the Company had cash and cash equivalents of $131.6 million, of which $28.8 million was restricted. The Company had an operating loss of $184.4 million and a net loss of $249.8 million for the year ended December 31, 2020.

Our business has historically been subject to fluctuations in the prices of our products and the market demand for them, caused by general and regional economic cycles, raw material and energy price fluctuations, competition and other factors. Throughout 2019 and the first half of 2020, we experienced a significant decline in prevailing prices of our products, which adversely affected our results. The timing, magnitude and duration of these cycles and the resulting price fluctuations are difficult to predict.

In early 2020, the outbreak of coronavirus disease (“COVID-19”) in China spread to other areas, including locations where the Company conducts business. As a result of this pandemic and the strict confinement and other public health measures taken around the world, the demand of our products in the second and third quarters of 2020 was reduced significantly compared with the first and fourth quarters of the year. During the fourth quarter of 2020, demand level for our products increased to levels similar to those prior to the outbreak. In first quarter of 2021, demand for our products has increased even further than in the fourth quarter of 2020. However, COVID-19 has negatively impacted, and will in the future negatively impact to an extent we are unable to predict, our revenues.

The main source of finance for the Company are the Senior Notes (the “Notes”) amounting $350,000 thousand due March 1, 2022. As discussed in Note 27, the Indenture governing the Notes includes provisions which, in the event of a change of control, would require the Company to offer to redeem the outstanding Notes at a cash purchase price equal to 101% of the principal amount of the Notes, plus any accrued and unpaid interest. GVM currently owns approximately 54% of the Company’s voting stock, and a significant majority of GVM’s shares in the Company are pledged as collateral for GVM’s obligations to certain of its lenders. A change of control may occur if a person other than a Permitted Holder (as defined in Note 27) were to acquire 35% or more of the Company’s outstanding shares at a time when the Permitted Holders held an equal or lesser percentage. While GVM maintains its current shareholding, a change of control cannot occur. Based on the provisions cited above, a change of control as defined in the Indenture is unlikely to occur but the matter it is beyond the Company’s control. If a change of control were to occur, the company may not have sufficient financial resources available to satisfy all of its obligations.

In April 2021, the company has obtained the agreement in principle of 95.92% (by value) of the noteholders to restructure the Notes and extend their maturity to December 2025. The transaction will be carried out through an exchange offer and covenant strip.  Although 95.92% of the noteholders have contractually agreed to support the transaction, there can nonetheless be no assurance that the proposed restructuring will be completed.

In addition to the extension and new terms agreed on the Notes, the company entered into a Lock-Up Agreement with members of an “Ad Hoc-Group”, being existing note holders representing in aggregate approximately 60% of the Notes, to issue additional $60m Notes and with Tyrus Capital (“Tyrus”) as backstop provider in respect of a $40 million equity raise forming part of the transaction.

The parties to the Lock-Up Agreement have agreed that the Reissued Notes and the $60m Notes will contain change of control definitions with significant exceptions compared with that contained in the indenture for the current Notes.  Under the revised change of control definitions, no change of control shall occur or be deemed to occur by reason of, among other matters, any enforcement or exercise of remedies under the Pledge or any disposal by GVM of the GVM shares for the purpose of repaying GVM’s debt to Tyrus. There can be no assurance that the proposed restructuring will be completed.

There are a number of steps that need to be implemented before the three transactions (which are all inter-conditional) above can be completed,  including the agreement of full form documents, the finalization of the related structuring and tax analysis, the formal public issuance, exchange and offer processes and the payment of fees. While all relevant parties to enable the transactions to complete are contractually bound to act in good faith in negotiating the relevant agreements and taking necessary steps to complete the transactions those obligations are subject to the detailed terms of the Lock Up Agreement and customary qualifications and termination rights, and there can be no certainty that the transactions will complete. Such termination rights include (but are not limited to) automatic termination on September 28, 2021 (the Long-Stop Date), material non-compliance with the terms of the Lock-Up Agreement by certain parties; and the failure to achieve certain milestones by the agreed specified dates.

Should the restructuring of the Notes not fully completed as intended, the company may not have sufficient financial resources available to satisfy all of its obligations.

Management acknowledges that the events and conditions described above, relating to the uncertainty over the completion of the restructuring of the Notes, the potential repayment of the outstanding balance of the Notes should a change of control occur, and the difficulties in forecasting net cash flows in the current economic conditions because of the Covid-19 pandemic, together in aggregate give rise to a material uncertainty that may cast substantial doubt on the ability of the Company to continue as a going concern for a period of twelve months following the date our consolidated financial statements are issued. Notwithstanding the material uncertainty described above, management believes that the Group has adequate resources and considers it likely that the exchange of the Notes and additional capital will be completed, that will allow the Group to continue in operational existence for the foreseeable future. The consolidated financial statements do not include any adjustments that might be necessary if the Company is unable to continue as going concern.

3.2 International financial reporting standards

Application of new accounting standards

New and amended standards and interpretations adopted by the Company

No new standards effective on January 1, 2020 have a material impact on the consolidated financial statements. The Company has not early adopted any other standard, interpretation or amendment that has been issued but is not yet effective.

New and amended standards and interpretations not yet adopted

Certain new accounting standards and interpretations have been published that are not mandatory for the reporting period ended December 31, 2020 and have not been early adopted by the Company. Standards, interpretations and amendments published by the IASB that will be effective for periods beginning on or after January 1, 2021:

•	IFRS 17 Insurance Contracts (issued on 18 May 2017); including Amendments to IFRS 17 (issued on 25 June 2020)
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Amendments to IAS 1 Presentation of Financial Statements: Classification of Liabilities as Current or Non-current and Classification of Liabilities as Current or Non-current - Deferral of Effective Date (issued on 23 January 2020 and 15 July 2020 respectively)

•	Amendments to;

IFRS 3 Business Combinations;

IAS 16 Property, Plant and Equipment;

IAS 37 Provisions, Contingent Liabilities and Contingent Assets; and

Annual Improvements 2018-2020

•	Amendments to IAS 1 Presentation of Financial Statements and IFRS Practice Statement 2: Disclosure of Accounting policies (issued on 12 February 2021)
•	Amendments to IAS 8 Accounting policies, Changes in Accounting Estimates and Errors: Definition of Accounting Estimates (issued on 12 February 2021)
•	Amendments to IFRS 16 Leases: Covid-19-Related Rent Concessions beyond 30 June 2021(issued on 31 March 2021)
•	Amendments to IFRS 9, IAS 39, IFRS 7, IFRS 4 and IFRS 16 Interest Rate Benchmark Reform – Phase 2 (issued on 27 August 2020)
•	Amendments to IFRS 4 Insurance Contracts – deferral of IFRS19 (issued on 25 June 2020)

None of these standards or interpretations that are not yet effective are expected to have a material impact on the entity in the current or future reporting periods and on foreseeable future transactions.

3.3 Currency

The Parent’s functional currency is the Euro. The functional currencies of subsidiaries are determined by the primary economic environment in which each subsidiary operates.

The reporting currency of the Company is U.S. Dollars and as such the accompanying results and financial position have been translated pursuant to the provisions indicated in IAS 21.

All differences arising from the aforementioned translation are recognized in equity under “Translation differences.”

Upon the disposal of a foreign operation, the translation differences relating to that operation deferred as a separate component of consolidated equity are recognized in the consolidated income statement when the gain or loss on disposal is recognized.

3.4 Responsibility for the information and use of estimates

The information in these consolidated financial statements is the responsibility of Ferroglobe’s Management.

Certain assumptions and estimates were made by management in the preparation of these consolidated financial statements, including:

•	The impairment losses on goodwill, see Note 7;
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the assumptions taken over forecast recovery in trading activity and cash liquidity management that mitigates any substantial doubt as to the Company’s ability to continue as a going concern, see Note 3.1;

•	the useful life of property, plant and equipment and intangible assets, see Note 9;
•	The fair value valuation of the plants, impairment losses on property, plant and equipment and intangible assets, determined by value in use or by fair value less cost of disposal methods, see Note 9;
•	the fair value of certain unquoted financial assets, see Note 10;
•	the fair value of financial instruments, see Note 28;
•	the fair value of acquired assets and liabilities as a result of the business combinations, see Note 5;
•	the assumptions used in the actuarial calculation of pension liabilities, see Note 15;
•	the discount rate used to calculate the present value of certain collection rights and payment obligations, see Note 15;
•	provisions for contingencies and environmental liabilities, see Note 24;

The Company based its estimates and judgments on historical experience, known or expected trends and other factors that are believed to be reasonable under the circumstances. Actual results may differ materially from these estimates. Changes in accounting estimates are applied in accordance with IAS 8.

At the date of preparation of these consolidated financial statements no events had taken place that might constitute a significant source of uncertainty regarding the accounting effect that such events might have in future reporting periods.

3.5 Critical accounting judgements and key sources of estimation uncertainty

In the application of the Company's accounting policies, the directors are required to make judgements, estimates and assumptions about the carrying amounts of assets and liabilities that are not readily apparent from other sources. The estimates and associated assumptions are based on historical experience and other factors that are considered to be relevant. Actual results may differ from these estimates.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimate is revised if the revision affects only that period, or in the period of the revision and future periods if the revision affects both current and future periods.

Critical judgements in applying the Company's accounting policies

The following are the critical judgements, apart from those involving estimations (which are dealt with separately below), that the directors have made in the process of applying the Company's accounting policies and that have the most significant effect on the amounts recognized in financial statements.

Impairment of assets

The Company reviews the carrying value of assets on a periodic basis, and whenever events or changes in circumstances indicate that the related carrying amounts may not be recoverable.

Such circumstances or events could include: a pattern of losses involving the asset; a decline in the market value for the asset; and an adverse change in the business or market in which the asset is involved. Determining whether an impairment has occurred typically requires various estimates and assumptions, including determining which cash flows are directly related to the potentially impaired asset, the useful life over which cash flows will occur, their amount and the asset’s residual value, if any. Estimates of future cash flows and the selection of appropriate discount rates relating to particular assets or groups of assets involve the exercise of a significant amount of judgement.

Cash flow projections are based on the Company’s five year internal forecasts, the results. Estimates of selling prices and direct costs are based on past experience, expectations of future changes in the market and historic trends. Sensitivities are disclosed in Note 7 of the Consolidated Financial Statements

Key sources of estimation of uncertainty

The key assumptions concerning the future, and other key sources of estimating uncertainty at the reporting period that may have a significant risk of causing a material adjustment to the carrying amount of assets and liabilities within the next financial year, are discussed below.

Allowances against the carrying value of investment in subsidiaries

Investments in subsidiaries and associates are stated at cost less, where appropriate, provisions for impairment. The recoverable amounts of individual investments in subsidiaries are determined from value in use calculations with a discounted cash flow model being used to calculate this amount. The key assumptions for the value in use calculation are those regarding the discount rate, growth rate, and cash flows.

Cash flow projections are based on the Company’s five year internal forecasts, the results. Estimates of selling prices and direct costs are based on past experience, expectations of future changes in the market and historic trends. Sensitivities are disclosed in Note 7 of the Consolidated Financial Statements.

3.6 Basis of consolidation

The financial statements of the subsidiaries are fully consolidated with those of the Parent. Accordingly, intercompany balances and transactions, including income, expenses and dividends, are eliminated in the consolidated financial statements. Gains and losses resulting from intercompany transactions are also eliminated.

Non-controlling interests are presented in “Equity – Non-controlling interests” in the consolidated statement of financial position, separately from the consolidated equity attributable to the Parent. The share of non-controlling interests in the profit or loss for the year is presented under “Loss attributable to non-controlling interests” in the consolidated income statement.

When necessary, adjustments are made to the financial statements of subsidiaries to align the accounting policies used to the accounting policies of the Company.